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                                                                    EXHIBIT 10.7


                                 AMENDMENT NO. 1
                   TO THE EMPLOYMENT AND COMPENSATION AGREEMENT
                   BETWEEN CHOICEPOINT INC. AND DEREK V. SMITH
                              DATED APRIL 25, 2002

Pursuant to the action of the Management Compensation and Benefits Committee taken on February 4, 2003, the Employment and Compensation Agreement between ChoicePoint, Inc. and Derek V. Smith dated April 25, 2002, is hereby amended as of February 4, 2003, effective for all years ending on or after 12/31/02, to delete on Exhibit B, Compensation, Benefits and Severance the phrase "Maximum amount under proxy disclosure rules" from the column Amount, and next to the Benefit - Financial Planning/Tax Preparation and replace it with the amount of $100,000.

                                                Employer
                                                CHOICEPOINT, INC.

                                                By: /s/ Ken Langone
                                                   ----------------------------

                                                Name: Ken Langone
                                                     --------------------------

                                                Title: Chairman: Management
                                                       Compensation and
                                                       Benefits Committee
                                                      -------------------------

                                                EXECUTIVE: /s/ Derek V. Smith
                                                          ---------------------